UNION SECURITY INSURANCE COMPANY
POWER OF ATTORNEY
- - - - - - - - - -
Brian J. Borakove

I, Brian J. Borakove, appoint Christopher Grinnell, Christopher Conner and/or Dexter Hoffman, individually, my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, in my name, place and stead, in any and all capacities, to sign the registration statements with which this power of attorney is being filed, as listed in Appendix A attached hereto, and any and all amendments thereto (including pre-effective amendments and post-effective amendments), and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof.
IN WITNESS WHEREOF, I have executed this Power of Attorney for the purpose herein set forth.

By:	/s/ Brian J. Borakove	Dated as of March 31, 2025
Brian J. Borakove
Treasurer

Appendix A
Union Security Insurance Company Power of Attorney
Dated as of March 31, 2025
Filed on Form N-4
File Numbers:
333-79701
333-43799
033-37577
033-19421
333-65233
033-63935
333-43886
033-73986
333-278721
333-278722
333-278723
333-278724

UNION SECURITY INSURANCE COMPANY
POWER OF ATTORNEY
- - - - - - - - - -
Christopher J. Copeland

I, Christopher J. Copeland, appoint Christopher Grinnell, Christopher Conner and/or Dexter Hoffman, individually, my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, in my name, place and stead, in any and all capacities, to sign the registration statements with which this power of attorney is being filed, as listed in Appendix A attached hereto, and any and all amendments thereto (including pre-effective amendments and post-effective amendments), and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof.
IN WITNESS WHEREOF, I have executed this Power of Attorney for the purpose herein set forth.

By:	/s/ Christopher J. Copeland	Dated as of March 31, 2025
Christopher J. Copeland
Director

Appendix A
Union Security Insurance Company Power of Attorney
Dated as of March 31, 2025
Filed on Form N-4
File Numbers:
333-79701
333-43799
033-37577
033-19421
333-65233
033-63935
333-43886
033-73986
333-278721
333-278722
333-278723
333-278724

UNION SECURITY INSURANCE COMPANY
POWER OF ATTORNEY
- - - - - - - - - -
LeAnn Holso

I, LeAnn Holso, appoint Christopher Grinnell, Christopher Conner and/or Dexter Hoffman, individually, my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, in my name, place and stead, in any and all capacities, to sign the registration statements with which this power of attorney is being filed, as listed in Appendix A attached hereto, and any and all amendments thereto (including pre-effective amendments and post-effective amendments), and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof.
IN WITNESS WHEREOF, I have executed this Power of Attorney for the purpose herein set forth.

By:	/s/ LeAnn Holso	Dated as of March 31, 2025
LeAnn Holso
Director

Appendix A
Union Security Insurance Company Power of Attorney
Dated as of March 31, 2025
Filed on Form N-4
File Numbers:

333-79701
333-43799
033-37577
033-19421
333-65233
033-63935
333-43886
033-73986
333-278721
333-278722
333-278723
333-278724

UNION SECURITY INSURANCE COMPANY
POWER OF ATTORNEY
- - - - - - - - - -

Jennifer M. Kraus-Florin

I, Jennifer M. Kraus-Florin, appoint Christopher Grinnell, Christopher Conner and/or Dexter Hoffman, individually, my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, in my name, place and stead, in any and all capacities, to sign the registration statements with which this power of attorney is being filed, as listed in Appendix A attached hereto, and any and all amendments thereto (including pre-effective amendments and post-effective amendments), and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof.
IN WITNESS WHEREOF, I have executed this Power of Attorney for the purpose herein set forth.

By:	/s/ Jennifer M. Kraus-Florin	Dated as of March 31, 2025
Jennifer M. Kraus-Florin
Director

Appendix A
Union Security Insurance Company Power of Attorney
Dated as of March 31, 2025
Filed on Form N-4
File Numbers:
333-79701
333-43799
033-37577
033-19421
333-65233
033-63935
333-43886
033-73986
333-278721
333-278722
333-278723
333-278724

UNION SECURITY INSURANCE COMPANY
POWER OF ATTORNEY
- - - - - - - - - -
Fernand LeBlanc

I, Fernand LeBlanc, appoint Christopher Grinnell, Christopher Conner and/or Dexter Hoffman, individually, my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, in my name, place and stead, in any and all capacities, to sign the registration statements with which this power of attorney is being filed, as listed in Appendix A attached hereto, and any and all amendments thereto (including pre-effective amendments and post-effective amendments), and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof.
IN WITNESS WHEREOF, I have executed this Power of Attorney for the purpose herein set forth.

By:	/s/ Fernand LeBlanc	Dated as of March 31, 2025
Fernand LeBlanc, Chairman of the Board,
President, Chief Executive Officer, Director

Appendix A
Union Security Insurance Company Power of Attorney
Dated as of March 31, 2025
Filed on Form N-4
File Numbers:
333-79701
333-43799
033-37577
033-19421
333-65233
033-63935
333-43886
033-73986
333-278721
333-278722
333-278723
333-278724

UNION SECURITY INSURANCE COMPANY
POWER OF ATTORNEY
- - - - - - - - - -
Mark Weniger

I, Mark Weniger, appoint Christopher Grinnell, Christopher Conner and/or Dexter Hoffman, individually, my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, in my name, place and stead, in any and all capacities, to sign the registration statements with which this power of attorney is being filed, as listed in Appendix A attached hereto, and any and all amendments thereto (including pre-effective amendments and post-effective amendments), and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof.
IN WITNESS WHEREOF, I have executed this Power of Attorney for the purpose herein set forth.

By:	/s/ Mark Weniger	Dated as of March 31, 2025
Mark Weniger
Director

Appendix A
Union Security Insurance Company Power of Attorney
Dated as of March 31, 2025
Filed on Form N-4
File Numbers:
333-79701
333-43799
033-37577
033-19421
333-65233
033-63935
333-43886
033-73986
333-278721
333-278722
333-278723
333-278724